Exhibit 10.12

Assignment and Assumption of Leases

7/10 Bob has original

ASSIGNMENT AND ASSUMPTION OF LEASES

THIS ASSIGNMENT AND ASSUMPTION OF LEASES ("**Assignment**") is made this ____ day of July, 2013, by ImMODO California 1 LLC, a California limited liability company ("**Assignor**") and PW Tulare Solar, LLC, a California limited liability company ("**Assignee**").

RECITALS:

A. Assignor, as Lessor, entered into those five (5) certain written leases, described on Exhibit "1" to this Assignment (collectively, the "Leases"), for five (5) parcels of real property located in Tulare County, California ("Property ").

B. In connection with conveyance of the Property by Assignor to Assignee, the Assignor and Assignee desire that Assignor's interest in and to the Leases be assigned and transferred to Assignee.

THEREFORE, FOR VALUABLE CONSIDERATION, the receipt and adequacy of which is hereby acknowledged, Assignor and Assignee agree as follows:

1. Assignment. Assignor conveys, transfers and assigns to Assignee, subject to the provisions of the Leases, all of Assignor's right, title and interest in and to the Leases.

2. Assumption. Assignee assumes and agrees to be bound by all of terms and provisions of the Leases and agrees to perform and observe all of Lessor's covenants and conditions contained in the Leases.

3. Representations of Assignor. Assignor represents, warrants and covenants to and with Assignee, to the best of Assignor's actual knowledge,

(a)With respect to the Leases, Assignor is the owner and holder of the entire Lessor's interest there under and the entire leasehold estate, and such interest and estate are not encumbered, pledged, assigned, transferred, or hypothecated in any manner whatsoever nor subject to the interest of any third person.

(b) The Leases are in full force and effect as of the date hereof, Tenant is not in default with respect to any obligation under the Lease, there are no actions, suits, proceedings, or claims pending or threatened with respect to or in any manner affecting the Leases, nor does Assignor know of any facts or circumstances which should, or could, reasonably form the basis for any such actions, suits, claims, or proceedings; all Rent payments due under the Leases have been collected; Assignor has fulfilled all obligations due thereunder; and Assignor is not in default under and no other default exists under the Leases, nor has any event occurred which would result in a default thereunder, nor has any notice of default ever been received by Assignor thereunder.

4. Binding Effect. This Assignment shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns.

PW Tulare Solar, LLC, a California limited liability company	**ImMODO California 1 LLC,** a California limited liability company
By:______________________	**By:** Don Watson
Title:______________________	**Title: Vice President**

ASSIGNMENT AND ASSUMPTION OF LEASES

THIS ASSIGNMENT AND ASSUMPTION OF LEASES ("**Assignment**") is made this 8th day of July, 2013, by ImMODO California 1 LLC, a California limited liability company ("**Assignor**") and PW Tulare Solar, LLC, a California limited liability company ("**Assignee**").

RECITALS:

A. Assignor, as Lessor, entered into those five (5) certain written leases, described on Exhibit "1" to this Assignment (collectively, the "Leases"), for five (5) parcels of real property located in Tulare County, California ("Property ").

B. In connection with conveyance of the Property by Assignor to Assignee, the Assignor and Assignee desire that Assignor's interest in and to the Leases be assigned and transferred to Assignee.

THEREFORE, FOR VALUABLE CONSIDERATION, the receipt and adequacy of which is hereby acknowledged, Assignor and Assignee agree as follows:

1. Assignment. Assignor conveys, transfers and assigns to Assignee, subject to the provisions of the Leases, all of Assignor's right, title and interest in and to the Leases.

2. Assumption. Assignee assumes and agrees to be bound by all of terms and provisions of the Leases and agrees to perform and observe all of Lessor's covenants and conditions contained in the Leases.

3. Representations of Assignor. Assignor represents, warrants and covenants to and with Assignee, to the best of Assignor's actual knowledge,

(a)With respect to the Leases, Assignor is the owner and holder of the entire Lessor's interest there under and the entire leasehold estate, and such interest and estate are not encumbered, pledged, assigned, transferred, or hypothecated in any manner whatsoever nor subject to the interest of any third person.

(b) The Leases are in full force and effect as of the date hereof, Tenant is not in default with respect to any obligation under the Lease, there are no actions, suits, proceedings, or claims pending or threatened with respect to or in any manner affecting the Leases, nor does Assignor know of any facts or circumstances which should, or could, reasonably form the basis for any such actions, suits, claims, or proceedings; all Rent payments due under the Leases have been collected; Assignor has fulfilled all obligations due thereunder; and Assignor is not in default under and no other default exists under the Leases, nor has any event occurred which would result in a default thereunder, nor has any notice of default ever been received by Assignor thereunder.

4. Binding Effect. This Assignment shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns.

PW Tulare Solar, LLC, a California limited liability company	**ImMODO California 1 LLC,** a California limited liability company
By: [signature]	**By:** ______________________
Title: MANAGER	**Title:** ______________________

EXHIBIT 1
To Assignment and Assumption of Leases

THE LEASES

1. (Exeter 13) Ground Lease for Solar Energy System dated March 11, 2013, between Lessor, ImMODO California 1 LLC, and Lessee, Tulare PV I LLC, a Delaware limited liability company, concerning Tulare County APN 141-030-004 (Portion), as amended by that First Amendment to Ground Lease for Solar Energy System dated May 31, 2013, and that Second Amendment to Ground Lease for Solar Energy System dated July __, 2013.

2. (Ivanhoe 13) Ground Lease for Solar Energy System dated March 11, 2013, between Lessor, ImMODO California 1 LLC, and Lessee, Tulare PV I LLC, a Delaware limited liability company, concerning Tulare County APN's 108-020-056; 108-020-057, as amended by that First Amendment to Ground Lease for Solar Energy System dated May 31, 2013, and that Second Amendment to Ground Lease for Solar Energy System dated July __, 2013..

3. (Kingsburg) Ground Lease for Solar Energy System dated March 26, 2013, between Lessor, ImMODO California 1 LLC, and Lessee, Tulare PV II LLC, a Delaware limited liability company, concerning Tulare County APN 028 150 023, as amended by that First Amendment to Ground Lease for Solar Energy System dated May 2, 2013, that Second Amendment to Ground Lease for Solar Energy System dated May 31, 2013, and that Third Amendment to Ground Lease for Solar Energy System dated July __, 2013.

4. (Lindsey 134) Ground Lease for Solar Energy System dated March 11, 2013, between Lessor, ImMODO California 1 LLC, and Lessee, Tulare PV I LLC, a Delaware limited liability company, concerning Tulare County APN 199-300-004, as amended by that First Amendment to Ground Lease for Solar Energy System dated May 31, 2013, and that Second Amendment to Ground Lease for Solar Energy System dated July __, 2013..

5. (Porterville 125) Ground Lease for Solar Energy System dated March 11, 2013, between Lessor, ImMODO California 1 LLC, and Lessee, Tulare PV I LLC, a Delaware limited liability company, concerning Tulare County APN's 243-180-008; 243-190-007, as amended by that First Amendment to Ground Lease for Solar Energy System dated May 1, 2013, that Second Amendment to Ground Lease for Solar Energy System dated May 31, 2013, and that Third Amendment to Ground Lease for Solar Energy System dated July __, 2013.

ASSIGNMENT AND ASSUMPTION OF LEASES

THIS ASSIGNMENT AND ASSUMPTION OF LEASES ("**Assignment**") is made this ____ day of July, 2013, by ImMODO California 1 LLC, a California limited liability company ("**Assignor**") and PW Tulare Solar, LLC, a California limited liability company ("**Assignee**").

RECITALS:

A. Assignor, as Lessor, entered into those five (5) certain written leases, described on Exhibit "1" to this Assignment (collectively, the "Leases"), for five (5) parcels of real property located in Tulare County, California ("Property ").

B. In connection with conveyance of the Property by Assignor to Assignee, the Assignor and Assignee desire that Assignor's interest in and to the Leases be assigned and transferred to Assignee.

THEREFORE, FOR VALUABLE CONSIDERATION, the receipt and adequacy of which is hereby acknowledged, Assignor and Assignee agree as follows:

1. Assignment. Assignor conveys, transfers and assigns to Assignee, subject to the provisions of the Leases, all of Assignor's right, title and interest in and to the Leases.

2. Assumption. Assignee assumes and agrees to be bound by all of terms and provisions of the Leases and agrees to perform and observe all of Lessor's covenants and conditions contained in the Leases.

3. Representations of Assignor. Assignor represents, warrants and covenants to and with Assignee, to the best of Assignor's actual knowledge,

(a)With respect to the Leases, Assignor is the owner and holder of the entire Lessor's interest there under and the entire leasehold estate, and such interest and estate are not encumbered, pledged, assigned, transferred, or hypothecated in any manner whatsoever nor subject to the interest of any third person.

(b) The Leases are in full force and effect as of the date hereof, Tenant is not in default with respect to any obligation under the Lease, there are no actions, suits, proceedings, or claims pending or threatened with respect to or in any manner affecting the Leases, nor does Assignor know of any facts or circumstances which should, or could, reasonably form the basis for any such actions, suits, claims, or proceedings; all Rent payments due under the Leases have been collected; Assignor has fulfilled all obligations due thereunder; and Assignor is not in default under and no other default exists under the Leases, nor has any event occurred which would result in a default thereunder, nor has any notice of default ever been received by Assignor thereunder.

4. Binding Effect. This Assignment shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns.

PW Tulare Solar, LLC, a California limited liability company	**ImMODO California 1 LLC,** a California limited liability company
By: ______________________	**By:** Don Watson
Title: ______________________	**Title: Vice President**

ASSIGNMENT AND ASSUMPTION OF LEASES

THIS ASSIGNMENT AND ASSUMPTION OF LEASES ("**Assignment**") is made this ____ day of July, 2013, by ImMODO California 1 LLC, a California limited liability company ("**Assignor**") and PW Tulare Solar, LLC, a California limited liability company ("**Assignee**").

RECITALS:

A. Assignor, as Lessor, entered into those five (5) certain written leases, described on Exhibit "1" to this Assignment (collectively, the "Leases"), for five (5) parcels of real property located in Tulare County, California ("Property ").

B. In connection with conveyance of the Property by Assignor to Assignee, the Assignor and Assignee desire that Assignor's interest in and to the Leases be assigned and transferred to Assignee.

THEREFORE, FOR VALUABLE CONSIDERATION, the receipt and adequacy of which is hereby acknowledged, Assignor and Assignee agree as follows:

1. Assignment. Assignor conveys, transfers and assigns to Assignee, subject to the provisions of the Leases, all of Assignor's right, title and interest in and to the Leases.

2. Assumption. Assignee assumes and agrees to be bound by all of terms and provisions of the Leases and agrees to perform and observe all of Lessor's covenants and conditions contained in the Leases.

3. Representations of Assignor. Assignor represents, warrants and covenants to and with Assignee, to the best of Assignor's actual knowledge,

(a)With respect to the Leases, Assignor is the owner and holder of the entire Lessor's interest there under and the entire leasehold estate, and such interest and estate are not encumbered, pledged, assigned, transferred, or hypothecated in any manner whatsoever nor subject to the interest of any third person.

(b) The Leases are in full force and effect as of the date hereof, Tenant is not in default with respect to any obligation under the Lease, there are no actions, suits, proceedings, or claims pending or threatened with respect to or in any manner affecting the Leases, nor does Assignor know of any facts or circumstances which should, or could, reasonably form the basis for any such actions, suits, claims, or proceedings; all Rent payments due under the Leases have been collected; Assignor has fulfilled all obligations due thereunder; and Assignor is not in default under and no other default exists under the Leases, nor has any event occurred which would result in a default thereunder, nor has any notice of default ever been received by Assignor thereunder.

4. Binding Effect. This Assignment shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns.

PW Tulare Solar, LLC,
a California limited liability company

By: [signature]

Title: MANAGER

ImMODO California 1 LLC,
a California limited liability company

By: ____________________

Title: ____________________

ASSIGNMENT AND ASSUMPTION OF LEASES

THIS ASSIGNMENT AND ASSUMPTION OF LEASES ("**Assignment**") is made this ____ day of July, 2013, by ImMODO California 1 LLC, a California limited liability company ("**Assignor**") and PW Tulare Solar, LLC, a California limited liability company ("**Assignee**").

RECITALS:

A. Assignor, as Lessor, entered into those five (5) certain written leases, described on Exhibit "1" to this Assignment (collectively, the "Leases"), for five (5) parcels of real property located in Tulare County, California ("Property ").

B. In connection with conveyance of the Property by Assignor to Assignee, the Assignor and Assignee desire that Assignor's interest in and to the Leases be assigned and transferred to Assignee.

THEREFORE, FOR VALUABLE CONSIDERATION, the receipt and adequacy of which is hereby acknowledged, Assignor and Assignee agree as follows:

1. Assignment. Assignor conveys, transfers and assigns to Assignee, subject to the provisions of the Leases, all of Assignor's right, title and interest in and to the Leases.

2. Assumption. Assignee assumes and agrees to be bound by all of terms and provisions of the Leases and agrees to perform and observe all of Lessor's covenants and conditions contained in the Leases.

3. Representations of Assignor. Assignor represents, warrants and covenants to and with Assignee, to the best of Assignor's actual knowledge,

(a)With respect to the Leases, Assignor is the owner and holder of the entire Lessor's interest there under and the entire leasehold estate, and such interest and estate are not encumbered, pledged, assigned, transferred, or hypothecated in any manner whatsoever nor subject to the interest of any third person.

(b) The Leases are in full force and effect as of the date hereof, Tenant is not in default with respect to any obligation under the Lease, there are no actions, suits, proceedings, or claims pending or threatened with respect to or in any manner affecting the Leases, nor does Assignor know of any facts or circumstances which should, or could, reasonably form the basis for any such actions, suits, claims, or proceedings; all Rent payments due under the Leases have been collected; Assignor has fulfilled all obligations due thereunder; and Assignor is not in default under and no other default exists under the Leases, nor has any event occurred which would result in a default thereunder, nor has any notice of default ever been received by Assignor thereunder.

4. Binding Effect. This Assignment shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns.

PW Tulare Solar, LLC, a California limited liability company	**ImMODO California 1 LLC,** a California limited liability company
By: [signature]	**By:** ____________________
Title: MANAGER	**Title:** ____________________

EXHIBIT 1
To Assignment and Assumption of Leases

<u>THE LEASES</u>

1. (Exeter 13) Ground Lease for Solar Energy System dated March 11, 2013, between Lessor, ImMODO California 1 LLC, and Lessee, Tulare PV I LLC, a Delaware limited liability company, concerning Tulare County APN 141-030-004 (Portion), as amended by that First Amendment to Ground Lease for Solar Energy System dated May 31, 2013, and that Second Amendment to Ground Lease for Solar Energy System dated July __, 2013.

2. (Ivanhoe 13) Ground Lease for Solar Energy System dated March 11, 2013, between Lessor, ImMODO California 1 LLC, and Lessee, Tulare PV I LLC, a Delaware limited liability company, concerning Tulare County APN's 108-020-056; 108-020-057, as amended by that First Amendment to Ground Lease for Solar Energy System dated May 31, 2013, and that Second Amendment to Ground Lease for Solar Energy System dated July __, 2013..

3. (Kingsburg) Ground Lease for Solar Energy System dated March 26, 2013, between Lessor, ImMODO California 1 LLC, and Lessee, Tulare PV II LLC, a Delaware limited liability company, concerning Tulare County APN 028 150 023, as amended by that First Amendment to Ground Lease for Solar Energy System dated May 2, 2013, that Second Amendment to Ground Lease for Solar Energy System dated May 31, 2013, and that Third Amendment to Ground Lease for Solar Energy System dated July __, 2013.

4. (Lindsey 134) Ground Lease for Solar Energy System dated March 11, 2013, between Lessor, ImMODO California 1 LLC, and Lessee, Tulare PV I LLC, a Delaware limited liability company, concerning Tulare County APN 199-300-004, as amended by that First Amendment to Ground Lease for Solar Energy System dated May 31, 2013, and that Second Amendment to Ground Lease for Solar Energy System dated July __, 2013..

5. (Porterville 125) Ground Lease for Solar Energy System dated March 11, 2013, between Lessor, ImMODO California 1 LLC, and Lessee, Tulare PV I LLC, a Delaware limited liability company, concerning Tulare County APN's 243-180-008; 243-190-007, as amended by that First Amendment to Ground Lease for Solar Energy System dated May 1, 2013, that Second Amendment to Ground Lease for Solar Energy System dated May 31, 2013, and that Third Amendment to Ground Lease for Solar Energy System dated July __, 2013.